SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D)

                  OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (date of earliest event reported):  February 11, 1999



                              CVS CORPORATION
          (exact name of registrant as specified in its charter)


        DELAWARE                 1-1011                   05-0494040
(State of Incorporation)  (Commission File No.)  (IRS Employer Identification
                                                              No.)


                               One CVS Drive
                      Woonsocket, Rhode Island 02895
       (Address of principal executive offices, including zip code)


    Registrant's telephone number, including area code:  (401) 765-1500


                              Not Applicable
       (Former Name or Former Address, if changed since last report)



Item 7. Financial Statements and Exhibits

c.    Exhibits

      99.1 Press release of the Registrant dated February 11, 1999


                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CVS CORPORATION


Date: February 11, 1999                 By: /s/ Zenon P. Lankowsky
                                            -----------------------------
                                            Zenon P. Lankowsky
                                            Secretary